SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 22, 2002

                            MFN FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)

                          ____________________________

          DELAWARE                  1-10176                    36-3627010
(State or other jurisdiction    (Commission File           (I.R.S. employer
     of incorporation)              Number)               identification no.)

          100 FIELD DRIVE
        LAKE FOREST, ILLINOIS                      60045
(Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (847) 295-8600

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
         ------------

     On January 22, 2002, MFN Financial Corporation announced that its shareholders have approved the merger agreement between MFN Financial Corporation and Consumer Portfolio Services, Inc. Attached as Exhibit 99.1 is a copy of the press release relating to this matter, which is incorporated herein by reference and constitutes a part of this report.

ITEM 7(c).  EXHIBITS.
            --------

     Exhibit 99.1 Press Release dated January 22, 2002.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 22, 2002


                                    MFN Financial Corporation


                                    By:  /s/ Jeffrey B. Weeden
                                         _____________________________________
                                    Its: President and Chief Executive Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1              Press Release dated January 22, 2002.

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